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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number     811-01920
Stralem Fund

(Exact name of registrant as specified in charter)
645 Madison Avenue New York, New York	10022
(Address of principal executive offices)	(Zip code)
Andrea Baumann Lustig
  Stralem & Company Incorporated         645 Madison Avenue        New York, NY 10022

(Name and address of agent for service)
Registrant's telephone number, including area code:  (212) 888-8123
Date of fiscal year end:         October 31, 2014
Date of reporting period:       April 30, 2014
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

STRALEM Fund

Stralem Equity Fund

(a series of Stralem Fund)

SEMI-ANNUAL REPORT

April 30, 2014

(unaudited)

STRALEM EQUITY FUND

LETTER TO SHAREHOLDERS
 May 2014
Dear Shareholder,
During the first six months of its fiscal year, November 1, 2013 through April 30, 2014, Stralem Equity Fund’s (the “Fund’s”) performance was as follows:
Share Class	Fund*	S&P 500**
Institutional: STEFX	7.81%	8.36%
Adviser: STRAX	7.64%	8.36%

*	Net, after fees
**	Does not reflect deduction for fees, expenses or taxes

Stralem Equity Fund slightly lagged the benchmark index over the first six months of the fiscal year, returning +7.81% (Institutional Shares) and +7.64% (Adviser Shares) vs. +8.36% for the S&P 500 Index (the “Index”).

As you may remember, Stralem & Company Incorporated (“Stralem”), as investment manager of Stralem Equity Fund, uses the same investment approach for all client portfolios it manages in the U.S. Large Cap Equity StrategyTM (“LCES”) including the Fund. The objective of Stralem’s LCES is to build long term wealth by delivering excess returns over the Index with reduced risk and reduced volatility.

The investment philosophy of Stralem’s LCES is predicated on a structural framework that identifies four types of market environments within a full market cycle: two types of bull markets and two types of bear markets each characterized by momentum or valuation factors. Stralem uses this framework to identify and prepare for changing market environments in order to manage risk and opportunity within the portfolio structure thereby offering the potential for growth and capital preservation in one, “long-only” product.

The strategy seeks to manage risk and return by purchasing a set of fundamentally solid growth companies (Up Market Sector) along with those that deliver strong cash flows to preserve capital in a down market (Down Market Sector) and adjusting the balance between these two groups through the market cycle. Within the two sectors, Up Market Stocks and Down Market Stocks, the portfolio is further divided into five categories. New Industries, New Products and Dominant Firms are the categories in the Up Market and Low Ratio of Price/Cash Flow and High Dividend Yield comprise the Down Market Sector. Sector and Category weightings are adjusted as we move through the market cycle based on the balance between growth and capital preservation called for by the prevailing type of market environment. Individual stock positions are equally weighted within each category.

Through the first six months of the fiscal year, the portfolio remained structured for the lower right hand box—what we term a Momentum-Driven Bear Market—resulting in approximately 65% of the assets allocated to the Up Market Sector and 35% to the Down Market Sector. Despite the strong advance of the S&P 500 Index in recent years, we, at Stralem, remain concerned with the degree to which P/E multiple expansion has been propelled by what we believe to be loose monetary policy and central bank balance sheet expansion rather than by healthy fundamental underpinnings and robust prospects for corporate earnings growth. We therefore believe it prudent to remain positioned with 35% of the portfolio in what we view as defensive positions with downside protection.

During the first six months of the fiscal year, the New Products category within the Up Market Sector was the main driver of relative underperformance. Within the New Products category, Celgene (-1.0%) and Amgen (-2.9%) weighed most heavily on performance. Celgene, which had returned +103% during the Fund’s previous fiscal year, took a pause and showed some relative weakness in the first half of fiscal 2014, along with several other names in the biotechnology industry group. Amgen, which also showed weakness in sympathy with the other biotech names, took a leg down in April after its earnings report showed a decline in sales of its biggest selling drug, the auto-immune therapy Enbrel. The normal seasonal inventory drawdown by wholesalers was exacerbated by delivery problems due to the severe winter weather, but underlying trends in this therapeutic area are very much intact. The main offsetting positive driver of relative performance was the High Yield category in the Down Market, driven by Merck (+32.1%), Dominion Resources (+15.8%), and Southern Company (+13.4%). Our holdings in regulated utilities had an excellent operational quarter due to high weather-driven power demand, and they also benefitted from a rotation by investors out of some more high-flying “growth” industries into more staid “value”-oriented industries. Merck also benefitted from this investor rotation, as well as investor excitement over the prospect of the company selling its Consumer Health unit, and also its rapidly progressing late-stage pipeline prospects in immune-oncology and hepatitis C.

Five transactions were made in the Stralem Equity Fund’s portfolio during the fiscal first half. Cisco Systems, McDonalds and IBM were sold from the Up Market sector and Discovery Communications and Starbucks were added. Although after the end of the fiscal first half, the IBM proceeds were subsequently deployed to bring Abbott Labs and Amgen up to full positions in the Up Market sector. These moves constituted tactical reallocations among the Up Market categories and did not result in a shift of the Up Market/Down Market sector allocation of the LCES strategy.

Weak order numbers in Cisco Systems’ fiscal Q1 ’14 results showed that the company’s end-market demand in emerging countries is more elastic than we had anticipated. Our long-term thinking behind Cisco has been that with the explosion of computing, big data and mobility, there is a constant need for companies, service providers and governmental institutions to build out and upgrade their network infrastructures - and Cisco, as the best-in-class operator with an integrated architecture approach, is well positioned to benefit from this secular trend. A central part of this thesis for Cisco has been emerging countries’ unrelenting drive to meet the IT infrastructure needs of their fast-growing economies and urbanizing populations. However, the pronounced inflection of emerging market order rates from positive double digits two quarters ago to negative double digits this quarter showed that this demand is again more discretionary than we had expected. We believe the emerging market order rates will recover, but the continued weak conditions in some key emerging markets, and the continued rolling in of NSA snooping revelations (and resultant concerns about spying) may prolong that recovery period. In addition, even though as industry leader we believe Cisco will co-opt the development of “software-defined networking,” with all the earnings noise it is hard to gauge how much delay in new product uptake is due to customers waiting to see how that industry trend plays out, and how much of Cisco’s sales of network gear will be cannibalized even if the company remains the best-in-class operator (which we believe it will). Due to these near-term headwinds and the reduced clarity of the company’s EPS growth trajectory, we decided to sell Cisco.

Discovery Communications was purchased and added to the Dominant Companies category. Discovery is a media content company with an emphasis on non-fiction programming. The company’s unique and culturally-neutral content doesn’t “expire” and has universal appeal, and the company has a structurally superior cost advantage of production and adapting programs for its international markets. Discovery has seen robust growth in affiliate and advertising fees, and with content distributors paying $1/month for the company’s content in the cable bundle in the U.S., we believe Discovery’s content is undervalued. With 20% of its deals with distributors coming up for renewal in the next 5 years, the company has a strong negotiating position to further monetize the content on its 13 channels. Discovery also has the added diversity of 45% of its revenues coming from ex-U.S. The company also has exposure to the secular growth of pay-TV ex-U.S., and we believe its international penetration is still very much in the early stages.

McDonald’s has been suffering from a weak RGV score (Relative Growth Valuation is our proprietary risk control model). The company has been facing a weak IEO (informal eating out) market globally, as well as renewed competition from Wendy’s, Burger King and Taco Bell in the U.S., in the form of menu innovation and aggressive pricing, which has reduced McDonald’s pricing power. After a decade of successful menu diversification and sales layering, it appears the company is bumping up against a wall of increasing operational complexity as its range of menu offerings has grown too much and needs paring down. In our view, China still represents a major growth opportunity for McDonald’s, but it still doesn’t move the needle sufficiently to offset the current headwinds. The company also continues to have the best test kitchen in the business, but trying to achieve growth through new offerings while at the same time trying to pare down its 145-item menu will make EPS growth difficult to come by in the short to medium term. McDonald’s will of course remain on Stralem’s Dominant Company back bench, but we believe it is in our investors’ interest for the Fund to step away and put this money to work in another name.
Starbucks was purchased as a replacement for McDonald’s, as the company is also exposed to emerging market growth, but it is earlier along in the “sales layering” effort that has so rewarded McDonald’s, and it also has more of an aspirational quality (a cachet) among emerging market consumers that gives Starbucks strong pricing power. Greater than 50% of new stores are being opened in emerging countries, and unlike for some of its QSR (quick service restaurant) industry competitors, store unit economics in Tier 1 & 2 cities in China are strong and improving. Increased adoption of Western lifestyle among urban residents and digital engagement in the form of mobile payment options and loyalty cards are also helping drive momentum in China. In addition to the sales layering opportunity for Starbucks are an expansion in distribution channels for its products, store openings of +7%/year which provide a top and bottom-line driver independent of comp-store growth, and in the future there will be an increased franchising opportunity which will lead to a more asset-light model as well as being an additional source of EPS growth.

We had been monitoring IBM closely for several quarters as the drop-off in sales from the hardware segment and the related weakness in sales in emerging markets have been pressuring earnings causing IBM to undertake restructuring in the form of layoffs and also selling the x86 server unit to Lenovo. The Software and Services segments have been doing fine, and IBM still has an enormous backlog of client orders. However, the prolonged weakness in hardware sales and the historical role that hardware has played of pulling future software sales and maintenance revenues along are creating serious doubts whether IBM has the right offering mix to stay relevant as computing transitions to “the cloud” era. At the same time, IBM has also stuck by its roadmap for achieving $20 EPS by 2015, and the supply of foreign tax credits and capacity for share buybacks which have fueled EPS in recent years are waning. IBM will likely be able to transform itself and stay relevant, but undertaking that transformation at the same time as being beholden to its $20 in ’15 EPS target, all while negative investor sentiment has swelled due to the increased attention IBM’s buybacks have received in the media - is not an easy proposition, and amounts to a situation where risk is likely skewed to the downside. Although IBM retains a respectable RGV score, for the time being we believe the stock is thematically impaired, as was therefore sold from the Fund.

Given the P/E multiple expansion that occurred among U.S. equities in calendar 2013, in our view, there is currently a relative paucity of attractive companies with attractive valuations. Rather than deploying the proceeds from the sale of IBM into a new name, we instead brought Abbott Labs and Amgen in the New Products category up to full positions. These two names have recently experienced some relative-performance weakness, but we believe are still thematically intact, giving us the opportunity to top off these positions at attractive RGV levels. Abbott’s mix of businesses (nutritionals, diagnostics, branded generics, vision care) is particularly well-suited to the growing demand in emerging countries for developed-world-quality health care, and the build-out of health care infrastructure. The company has forecasted that some 50% of sales should come from emerging-market countries by 2015. Amgen is a mature and highly profitable biotech company, with a stable of cash flow-generating drugs as well as some very attractive pipeline candidates in Kyprolis (3rd-line multiple myeloma drug in clinical trials for earlier settings) and evolocumab (non-statin cholesterol-lowering drug).

The global economy continues to be characterized by weak aggregate demand. In the first quarter, GDP growth in the U.S. came in at a weak +0.1% (although in some part due to weather), and Eurozone GDP came in at +0.9%. Despite historically low financing rates, capital spending by businesses has not taken off (because they are not seeing increasing end demand for their products), the impressively resilient U.S. consumer has already refinanced mortgage debt, interest rates are rising and consumers’

capacity (and appetite) for increasing leverage looks limited, governments are trying to show fiscal restraint, and export markets are soft as emerging countries experience their own cyclical economic difficulties. The investment environment for financial assets, on the other hand, has been characterized by continued near-zero central bank policy rates and unprecedented central bank balance sheet expansion. The problem, as we see it, is that loose monetary policy has served as a crutch. Instead of capitalizing on the window of opportunity and undertaking substantive infrastructure spending, trade agreements or service sector reform (particularly in the EU and Japan), extraordinary monetary policy has been the one and only substitute for the globe’s developed countries.

After the first six months of the Fund’s fiscal year, the consensus among investors appears to be that the global economy is strengthening and that U.S. companies will lead the way in producing EPS growth. With measures of volatility plumbing new lows again, it is indeed difficult to see signs of a catalyst that might derail the current state of investor confidence. However, with aggregate demand and economic growth still weak, the global overhang of excessive debt still very much in place (despite some changes in composition of that debt), “too-big-to-fail” and moral hazard very much intact (despite the complex thicket of regulation that has been overlaid on the financial system), much of the world with uncomfortably-low rates of inflation (bordering on disinflation) and near-zero policy rates offering central banks no ability to use that lever in the event of a crisis – we see appreciable and growing downside risks for the global economy and financial markets. We therefore believe it is more imperative than ever to strike the right balance between capturing upside momentum and protecting against the downside. By maintaining a 35% allocation to capital preservation even in the face of an advancing market, the Stralem LCES portfolio seeks to do just that.

Sincerely,
Stralem & Company Incorporated

This report reflects our views and opinions as of the date of this letter. These views are subject to change at any time based upon market or other conditions. It was prepared for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors in the Fund unless it is preceded or accompanied by a current summary prospectus and/or statutory prospectus which both describe the Fund’s objectives, risks, policies, expenses and other important information. Investors are advised to read the summary prospectus and/or prospectus carefully before investing. Past performance is not indicative of future results. Current performance may be lower or higher than the data contained herein. The Fund can suffer losses as well as gains. For more current information throughout the year please contact the Fund by calling 1-866-822-9555 or visit the Fund’s website at www.stralemfund.com. The Fund is distributed by Ultimus Fund Distributors, LLC.

STRALEM EQUITY FUND

PORTFOLIO INFORMATION
 April 30, 2014 (Unaudited)

		As of October 31, 2013		As of April 30, 2014
		Market Value	% of Total Investments	Market Value	% of Total Investments
UP MARKET	NEW PRODUCTS	$27,788,118	7.5%	$37,771,505	10.1%
	NEW INDUSTRIES	48,033,643	12.9%	26,798,996	7.2%
	DOMINANT COMPANIES	168,508,797	45.3%	167,190,844	44.8%

DOWN MARKET	LOW PRICE TO CASH FLOW	29,610,902	8.0%	30,780,975	8.3%
	HIGH YIELD	89,076,922	24.0%	92,837,217	24.9%

MONEY MARKET		8,651,434	2.3%	17,573,055	4.7%
		$371,669,816	100.0%	$372,952,592	100.0%

STRALEM EQUITY FUND

SCHEDULE OF INVESTMENTS
 April 30, 2014 (Unaudited)
Shares	Common Stocks — 94.7%	Value
	Consumer Discretionary — 9.7%
	Hotels, Restaurants & Leisure — 3.2%
167,700	Starbucks Corp.	$11,842,974

	Media — 6.5%
150,600	Discovery Communications, Inc. - Class A (a)	11,430,540
164,600	Walt Disney Co. (The)	13,059,364
		24,489,904
	Consumer Staples — 6.6%
	Beverages — 3.5%
326,400	Coca-Cola Co. (The)	13,313,856

	Tobacco — 3.1%
135,700	Philip Morris International, Inc.	11,592,851

	Energy — 11.9%
	Energy Equipment & Services — 3.7%
135,400	Schlumberger Ltd.	13,749,870

	Oil, Gas & Consumable Fuels — 8.2%
122,600	Chevron Corp.	15,388,752
150,300	Exxon Mobil Corp.	15,392,223
		30,780,975
	Health Care — 14.3%
	Biotechnology — 3.4%
38,000	Amgen, Inc.	4,246,500
58,000	Celgene Corp. (a)	8,526,580
		12,773,080
	Health Care Equipment & Supplies — 1.3%
123,400	Abbott Laboratories	4,780,516

	Life Sciences Tools & Services — 2.4%
81,100	Thermo Fisher Scientific, Inc.	9,245,400

	Pharmaceuticals — 7.2%
232,000	Merck & Co., Inc.	13,585,920
429,700	Pfizer, Inc.	13,441,016
		27,026,936
	Industrials — 17.2%
	Aerospace & Defense — 3.6%
115,800	United Technologies Corp.	13,702,614

See notes to financial statements.

STRALEM EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)
Shares	Common Stocks — 94.7% (Continued)	Value
	Industrials — 17.2% (Continued)
	Air Freight & Logistics — 3.4%
92,800	FedEx Corp.	$12,644,000

	Electrical Equipment — 3.4%
173,800	Eaton Corp. plc	12,624,832

	Industrial Conglomerates — 6.8%
170,800	Danaher Corp.	12,533,304
477,700	General Electric Co.	12,845,353
		25,378,657
	Information Technology — 13.3%
	Communications Equipment — 2.6%
123,900	QUALCOMM, Inc.	9,752,169

	Internet Software & Services — 2.3%
8,000	Google, Inc. - Class A (a)	4,279,040
8,000	Google, Inc. - Class C (a)	4,213,280
		8,492,320
	IT Services — 3.2%
59,500	Visa, Inc. - Class A	12,055,295

	Software — 5.2%
241,300	Microsoft Corp.	9,748,520
239,200	Oracle Corp.	9,778,496
		19,527,016
	Materials — 7.3%
	Chemicals — 7.3%
271,500	Dow Chemical Co. (The)	13,547,850
205,600	E.I. du Pont de Nemours and Co.	13,840,992
		27,388,842
	Telecommunication Services — 3.4%
	Diversified Telecommunication Services — 3.4%
357,800	AT&T, Inc.	12,773,460

	Utilities — 11.0%
	Electric Utilities — 7.3%
422,400	PPL Corp.	14,082,816
289,000	Southern Co. (The)	13,244,870
		27,327,686
	Multi-Utilities — 3.7%
194,600	Dominion Resources, Inc.	14,116,284

	Total Common Stocks (Cost $250,815,129)	$355,379,537

See notes to financial statements.

STRALEM EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)
Shares	Money Market Funds — 4.7%	Value
2,100,846	Dreyfus Government Cash Management Money Market Fund - Class I, 0.01% *	$2,100,846
15,472,209	Dreyfus Treasury Prime Cash Management Fund - Class I, 0.00% *	15,472,209
	Total Money Market Funds (Cost $17,573,055)	$17,573,055

	Total Investments at Value — 99.4% (Cost $268,388,184)	$372,952,592

	Other Assets in Excess of Liabilities — 0.6%	2,244,577

	Net Assets — 100.0%	$375,197,169

(a)	Non-income producing.

*	Rate shown is the 7-day effective yield at April 30, 2014.

See notes to financial statements.

STRALEM EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
 April 30, 2014 (Unaudited)
ASSETS
Investments, at value (Notes 1 and 2) (Cost $268,388,184)	$372,952,592
Cash	100,455
Dividends receivable	191,736
Investment securities sold	2,247,256
Receivable for capital shares sold	1,729
Other	30,078
Total Assets	375,523,846

LIABILITIES
Payable to Investment Adviser (Note 3)	196,881
Payable to administrator (Note 3)	42,730
Accrued Trustees’ fees (Note 3)	4,583
Payable for capital shares redeemed	42,877
Accrued expenses	39,606
Total Liabilities	326,677

NET ASSETS	$375,197,169

NET ASSETS CONSIST OF:
Paid-in capital	$252,932,475
Accumulated net investment income	1,014,687
Accumulated net realized gain from securities transactions	16,685,599
Net unrealized appreciation	104,564,408
Net Assets	$375,197,169

NET ASSET VALUE PER SHARE:
INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$366,960,818
Institutional Class shares of beneficial interest outstanding	21,885,281
Net asset value, offering price and redemption price per share (a)	$16.77

ADVISER CLASS
Net assets applicable to Adviser Class	$8,236,351
Adviser Class shares of beneficial interest outstanding	492,525
Net asset value, offering price and redemption price per share (a)	$16.72

(a)	Redemption price varies based on length of time held (Note 1).

See notes to financial statements.

STRALEM EQUITY FUND

STATEMENT OF OPERATIONS
 For the Six Months Ended April 30, 2014 (Unaudited)
INVESTMENT INCOME
Dividends	$4,110,452

EXPENSES
Investment advisory fees (Note 3)	1,587,679
Administration fees (Note 3)	236,627
Legal fees	151,141
Auditing fees	43,913
Trustees’ fees and expenses (Note 3)	29,542
Registration and filing fees, Common	3,052
Registration fees, Institutional Class	10,081
Registration fees, Adviser Class	6,224
Transfer agent fees, Institutional Class (Note 3)	9,000
Transfer agent fees, Adviser Class (Note 3)	9,000
Distribution fees, Adviser Class (Note 3)	10,077
Postage and supplies	7,498
Printing	4,861
Insurance	4,748
Bank service fees	4,107
Other	11,639
Total Expenses	2,129,189
Advisory fee reductions and expense reimbursements (Note 3):
Common	(253,316)
Institutional Class	(19,081)
Adviser Class	(15,224)
Net Expenses	1,841,568

NET INVESTMENT INCOME	2,268,884

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from securities transactions	16,873,860
Net change in unrealized appreciation on investments	9,355,877
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	26,229,737

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$28,498,621

See notes to financial statements.

STRALEM EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
OPERATIONS
Net investment income	$2,268,884	$6,083,694
Net realized gain from securities transactions	16,873,860	22,037,658
Net change in unrealized appreciation on investments	9,355,877	49,296,432
Net increase in net assets resulting from operations	28,498,621	77,417,784

DISTRIBUTIONS TO SHAREHOLDERS (Note 4)
Investment income, Institutional Class	(5,628,589)	(6,042,202)
Investment income, Adviser Class	(102,313)	(100,183)
Realized gain, Institutional Class	(21,573,748)	(5,157,521)
Realized gain, Adviser Class	(462,970)	(99,960)
Decrease in net assets from distributions to shareholders	(27,767,620)	(11,399,866)

CAPITAL SHARE TRANSACTIONS
Institutional Class
Proceeds from shares sold	24,787,872	50,409,874
Net asset value of shares issued in reinvestment of distributions	23,445,691	9,919,736
Proceeds from redemption fees (Note 1)	950	781
Payments for shares redeemed	(46,997,696)	(103,654,024)
Net increase (decrease) in Institutional Class net assets from capital share transactions	1,236,817	(43,323,633)

Adviser Class
Proceeds from shares sold	448,515	530,298
Net asset value of shares issued in reinvestment of distributions	548,782	191,724
Payments for shares redeemed	(502,190)	(718,706)
Net increase in Adviser Class net assets from capital share transactions	495,107	3,316

TOTAL INCREASE IN NET ASSETS	2,462,925	22,697,601

NET ASSETS
Beginning of period	372,734,244	350,036,643
End of period	$375,197,169	$372,734,244

ACCUMULATED NET INVESTMENT INCOME	$1,014,687	$4,476,705

See notes to financial statements.

STRALEM EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
CAPITAL SHARE ACTIVITY
Institutional Class
Shares sold	1,511,598	3,361,354
Shares reinvested	1,449,054	714,935
Shares redeemed	(2,847,734)	(6,676,036)
Net increase (decrease) in shares outstanding	112,918	(2,599,747)
Shares outstanding, beginning of period	21,772,363	24,372,110
Shares outstanding, end of period	21,885,281	21,772,363

Adviser Class
Shares sold	27,228	35,640
Shares reinvested	33,980	13,839
Shares redeemed	(30,353)	(47,512)
Net increase in shares outstanding	30,855	1,967
Shares outstanding, beginning of period	461,670	459,703
Shares outstanding, end of period	492,525	461,670

See notes to financial statements.

STRALEM EQUITY FUND - INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)(a)

	Six Months Ended April 30, 2014 (Unaudited)		Year Ended October 31,
			2013		2012		2011		2010		2009
Net asset value, beginning of period	$16.77		$14.10		$13.09		$12.12		$10.76		$10.02

Income from investment operations:
Net investment income	0.11		0.27		0.23		0.15		0.13		0.12
Net gain on securities	1.15		2.87		0.95		0.98		1.23		0.73
Total from investment operations	1.26		3.14		1.18		1.13		1.36		0.85

Less distributions:
Dividends from net investment income	(0.26)		(0.25)		(0.17)		(0.16)		—		(0.11)
Dividends from net realized gain	(1.00)		(0.22)		—		—		—		—
Total distributions	(1.26)		(0.47)		(0.17)		(0.16)		—		(0.11)

Proceeds from redemption fees collected (Note 1)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	—

Net asset value, end of period	$16.77		$16.77		$14.10		$13.09		$12.12		$10.76

Total return (c)	7.81	%(d)	22.97%		9.06%		9.47%		12.62%		8.46%

Ratios/supplemental data:
Net assets, end of period (000’s)	$366,961		$365,022		$343,579		$257,845		$178,540		$97,892
Ratio of net expenses to average net assets	0.98	%(e)(f)	0.98	%(f)	0.98	%(f)	0.98	%(f)	1.05	%(f)	1.73	%(g)
Ratio of net investment income to average net assets	1.22	%(e)	1.61%		1.68%		1.43%		1.44%		1.21%
Portfolio turnover rate	7	%(d)	14%		20%		28%		21%		21%

(a)	Per share amounts reflect the 10:1 stock split effective February 22, 2013 (Note 1).

(b)	Amount rounds to less than $0.01 per share.

(c)
Total return is the measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.

(e)	Annualized.

(f)
Absent investment advisory fee reductions and expense reimbursements by the Investment Adviser, the ratio of expenses to average net assets would have been 1.13%(e) for the six months ended April 30, 2014 and 1.09%, 1.14%, 1.26% and 1.47% for the years ended October 31, 2013, 2012, 2011 and 2010, respectively (Note 3).

(g)	Absent investment advisory fees voluntarily waived by the Investment Adviser, the ratio of expenses to average net assets would have been 1.76% for the year ended October 31, 2009.

See notes to financial statements.

STRALEM EQUITY FUND - ADVISER CLASS

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)(a)

	Six Months Ended April 30, 2014 (Unaudited)		Year Ended October 31,			Period Ended October 31, 2010 (b)
			2013	2012	2011
Net asset value, beginning of period	$16.71		$14.05	$13.05	$12.09	$11.28

Income from investment operations:
Net investment income	0.08		0.21	0.21	0.15	0.06
Net gain on securities	1.15		2.89	0.93	0.96	0.75
Total from investment operations	1.23		3.10	1.14	1.11	0.81

Less distributions:
Dividends from net investment income	(0.22)		(0.22)	(0.14)	(0.15)	—
Dividends from net realized gain	(1.00)		(0.22)	—	—	—
Total distributions	(1.22)		(0.44)	(0.14)	(0.15)	—

Proceeds from redemption fees collected (Note 1)	—		—	—	—	0.00	(c)

Net asset value, end of period	$16.72		$16.71	$14.05	$13.05	$12.09

Total return (d)	7.64	%(e)	22.66%	8.80%	9.20%	7.17	%(e)

Ratios/supplemental data:
Net assets, end of period (000’s)	$8,236		$7,712	$6,457	$6,523	$5,261
Ratio of net expenses to average net assets (g)	1.23	%(f)	1.23%	1.23%	1.23%	1.24	%(f)
Ratio of net investment income to average net assets	0.97	%(f)	1.36%	1.46%	1.19%	1.18	%(f)
Portfolio turnover rate	7	%(e)	14%	20%	28%	21%

(a)	Per share amounts reflect the 10:1 stock split effective February 22, 2013 (Note 1).

(b)	Represents the period from the commencement of operations (November 13, 2009) through October 31, 2010.

(c)	Amount rounds to less than $0.01 per share.

(d)
Total return is the measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Not annualized.

(f)	Annualized.

(g)
Absent investment advisory fee reductions and expense reimbursements by the Investment Adviser, the ratio of expenses to average net assets would have been 1.74%(f) for the six months ended April 30, 2014 and 1.76%, 1.84%, 2.03% and 2.64%(f) for the years ended October 31, 2013, 2012 and 2011 and the period ended October 31, 2010, respectively (Note 3).

See notes to financial statements.

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
 April 30, 2014 (Unaudited)

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Stralem Equity Fund (the “Fund”) is a non-diversified series of Stralem Fund (the “Trust”), a Delaware statutory trust reorganized on April 30, 1999 with authority to issue an unlimited number of shares (par value $0.01) of beneficial interest. The Trust is an open-end management investment company registered under the Investment Company Act of 1940.
The Fund’s investment objective is long-term capital appreciation.
The Fund’s two classes of shares, the Institutional Class and the Adviser Class, represent interests in the same portfolio of securities and have the same rights, but differ primarily in the expenses to which they are subject and have differing investment minimums. The Adviser Class shares are subject to a distribution (Rule 12b-1) fee of 0.25% per annum of the Fund’s average daily net assets attributable to Adviser Class shares and require a $1,000 initial investment, whereas the Institutional Class shares are not subject to distribution (Rule 12b-1) fees and require a $250,000 initial investment.
The Institutional Class commenced operations on January 18, 2000 and the Adviser Class commenced operations on November 13, 2009.
Investment valuation:
Accounting principles generally accepted in the United States of America (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs
Level 3 – significant unobservable inputs
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the above fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.
The Fund’s portfolio securities are valued as of close of business of the regular session of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges are valued at the closing price on the day the securities are being valued, or, if not traded on a particular day, at the closing

STRALEM EQUITY FUND
 NOTES TO FINANCIAL STATEMENTS (Continued)

bid price. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last sale price, if available, otherwise, at the last quoted bid price. Investments in money market funds are valued at net asset value.
Securities without a readily available price quotation may be priced at fair value as determined in good faith by the management of the Trust. Fair value pricing would be utilized in instances when prices of individual portfolio securities are “not readily available,” the market for a security is not active or when there is an occurrence of a “significant event” that occurs after market closings but before the Fund’s net asset value is determined. Such fair value pricing is determined according to procedures adopted by the Board of Trustees.
Investment transactions and income:
Security transactions are accounted for on the trade date. Realized gains and losses on sales of investments are calculated on a specific identification basis. Dividend income is recorded on the ex-dividend date, and interest income is recognized on the accrual basis.
Share valuation and redemption fees:
The net asset value per share of each class of the Fund is calculated as of the close of regular trading on the NYSE (normally 4:00 pm, Eastern time) on each day the NYSE is open for business by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of each class of the Fund is equal to the net asset value per share of each class, except that shares of each class are subject to a redemption fee of 1%, payable to the applicable class, if shares are redeemed within 60 days of purchase. During the periods ended April 30, 2014 and October 31, 2013, proceeds from redemption fees totaled $950 and $781, respectively, for the Institutional Class. There were no redemption fees collected by the Adviser Class during the periods ended April 30, 2014 and October 31, 2013.
Stock split:
The Board of Trustees of the Trust approved a ten-for-one stock split for both the Institutional Class and the Adviser Class shares, effective February 22, 2013. All references to share and per share amounts in these financial statements have been retroactively adjusted to reflect the ten-for-one stock split for all periods presented.
Allocation between classes:
Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

STRALEM EQUITY FUND
 NOTES TO FINANCIAL STATEMENTS (Continued)

Taxes:
The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized gains are distributed in accordance with the Code. Accordingly, no provision for income tax has been made.
In order to avoid imposition of a federal excise tax applicable to regulated investment companies, the Fund must declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.
The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for the current and all open tax years (tax years ended October 31, 2010 through October 31, 2013) and concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.
Use of estimates:
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
2.	FAIR VALUE MEASUREMENT
The following is a summary of the inputs used to value the Fund’s investments by security type, as of April 30, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks	$355,379,537	$—	$—	$355,379,537
Money Market Funds	17,573,055	—	—	17,573,055
Total	$372,952,592	$—	$—	$372,952,592

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by industry type. As of April 30, 2014, the Fund did not have any transfers in and out of any Level. There were no Level 2 or Level 3 securities or derivative instruments held by the Fund as of April 30, 2014. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

STRALEM EQUITY FUND
 NOTES TO FINANCIAL STATEMENTS (Continued)

3.	RELATED PARTY TRANSACTIONS
Pursuant to an Investment Advisory Agreement with Stralem & Company Incorporated (the “Investment Adviser”), the Fund pays the Investment Adviser an annual advisory fee, payable quarterly, based on the average weekly net assets of the Fund, equal to 1.25% of the first $50 million of such net assets, 1.00% of the next $50 million of such net assets and 0.75% of such net assets in excess of $100 million. Certain officers and a Trustee of the Trust are also officers of the Investment Adviser.
The Investment Adviser has agreed contractually, until at least March 1, 2015, to reduce its advisory fees and/or reimburse Fund expenses to the extent necessary to maintain the Fund’s annual ratio of expenses to average net assets at no greater than 0.98% for Institutional Class shares and 1.23% for Adviser Class shares. For the six months ended April 30, 2014, the Investment Adviser reduced its advisory fees by $253,316 and reimbursed other operating expenses of $19,081 and $15,224 for Institutional Class and Adviser Class shares, respectively.
The Investment Adviser may recover advisory fee reductions and/or expense reimbursements on behalf of the Fund, but only for a period of three years after the fee reduction and/or expense reimbursement, and only if such recovery will not cause the Fund’s ratio of expenses to average net assets with respect to Institutional Class shares and Adviser Class shares to exceed 0.98% and 1.23%, respectively. As of April 30, 2014, the amount of fee reductions and expense reimbursements available for recovery by the Investment Adviser is $1,529,413, portions of which must be recovered no later than the dates stated below:

October 31, 2014	$253,777
October 31, 2015	550,448
October 31, 2016	437,567
April 30, 2017	287,621

Under the terms of servicing agreements between the Trust and Ultimus, Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, the Fund pays Ultimus fees in accordance with the agreements for its service. In addition, each Fund pays out-of-pocket expenses including, but not limited to postage, supplies and costs of pricing the Fund’s portfolio securities.
Pursuant to a Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”), the Distributor provides distribution services and serves as principal underwriter for the Fund. The Distributor is a wholly owned subsidiary of Ultimus. The Distributor does not receive a fee from the Fund or the Investment Adviser for its distribution services. Certain officers of the Trust are also officers of Ultimus and the Distributor.

STRALEM EQUITY FUND
 NOTES TO FINANCIAL STATEMENTS (Continued)

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 (the “Plan”) under which the Adviser Class shares may directly incur or reimburse the Investment Adviser or the Distributor for certain expenses related to the distribution of Adviser Class shares. The annual limitation for payment of expenses pursuant to the Plan is 0.25% of average daily net assets allocable to Adviser Class shares. During the six months ended April 30, 2014, the Adviser Class shares incurred distribution related expenses of $10,077 under the Plan.
The Fund pays each Independent Trustee a fee of $250 for each regularly scheduled meeting attended in person and an annual retainer of $17,000, paid quarterly, plus reimbursement of travel and other expenses. The Lead Independent Trustee and Chairman of the Audit Committee, each receives an additional annual retainer of $2,000, paid quarterly. Any Trustee who is affiliated with the Investment Adviser does not receive compensation from the Fund.
4.	DISTRIBUTIONS TO SHAREHOLDERS
Distributions arising from net investment income and net capital gains, if any, are declared and paid to shareholders annually. The amount of distributions from net investment income and net realized gains are determined in accordance with income tax regulations which may differ from GAAP. The tax character of income and gains paid during the periods ended April 30, 2014 and October 31, 2013 was as follows:

Periods Ended	Ordinary Income	Long-Term Capital Gain	Total Distributions
Institutional Class:
April 30, 2014	$6,681,125	$20,521,212	$27,202,337
October 31, 2013	$6,042,202	$5,157,521	$11,199,723
Adviser Class:
April 30, 2014	$124,900	$440,383	$565,283
October 31, 2013	$100,183	$99,960	$200,143

5.	TAX MATTERS
The following information is computed on a tax basis for each item as of April 30, 2014:

Cost of portfolio investments	$268,574,310
Gross unrealized appreciation	$107,438,196
Gross unrealized depreciation	(3,059,914)
Net unrealized appreciation	104,378,282
Accumulated ordinary income	2,451,794
Other gains	15,434,618
Distributable earnings	$122,264,694

STRALEM EQUITY FUND
 NOTES TO FINANCIAL STATEMENTS (Continued)

The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.
6.	INVESTMENT TRANSACTIONS
During the six months ended April 30, 2014, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $25,737,474 and $59,469,686, respectively.
7.	CONTINGENCIES AND COMMITMENTS
The Trust’s Trust Instrument provides that the Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had any prior claims or losses pursuant to these arrangements.
8.	SUBSEQUENT EVENTS
Management has evaluated subsequent events through the issuance of these financial statements and notes no additional conditions that existed as of such issuance.

STRALEM EQUITY FUND
 DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses, which are deducted from the Fund’s gross income. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period (November 1, 2013) and held until the end of the period (April 30, 2014).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Institutional Class	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,078.10	$5.05
Based on Hypothetical 5% Return	$1,000.00	$1,019.93	$4.91

*
Expenses are equal to Institutional Class’s annualized expense ratio of 0.98% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Adviser Class	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,076.40	$6.33
Based on Hypothetical 5% Return	$1,000.00	$1,018.70	$6.16

*
Expenses are equal to Adviser Class’s annualized expense ratio of 1.23% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STRALEM EQUITY FUND
APPROVAL OF THE CONTINUANCE OF THE
INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on March 5, 2014 (the “March Meeting”), the Board of Trustees of the Fund, including a majority of the Independent Trustees, approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) with the Investment Adviser. Prior to approving the Advisory Agreement, the Independent Trustees met in Executive Session with independent counsel to discuss their legal and fiduciary obligations and the factors relating to their approval. In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees concluded that the overall arrangement between the Fund and the Investment Adviser was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.
At the request of the Independent Trustees, comparative information derived from Morningstar, Inc. on all Large Cap Blend funds and a selected group taken from the list of all Large Cap Blend funds was included in board materials for the meeting of the Board of Trustees held on June 19, 2014 (the “June Meeting”). At the June Meeting, the Board of Trustees reviewed and considered the information and ratified their approval of the continuance of the Advisory Agreement.
A summary of the Independent Trustees considerations at the March Meeting and June Meeting follows:
Nature, extent and quality of the Investment Adviser’s services
The Trustees received and considered information on the responsibilities of the Investment Adviser under the Advisory Agreement, noting that the Investment Adviser is responsible for providing the Fund with investment research and advice, and determining the securities to be purchased and sold in accordance with the investment objective and policies of the Fund. The Trustees reviewed the qualifications, backgrounds and responsibilities of the advisory personnel primarily responsible for the day-to-day management of the Fund. The Trustees considered the Investment Adviser’s compliance program and its commitment to compliance. They considered the capabilities of the Investment Adviser and its commitment to the Fund, their confidence in the Investment Adviser’s integrity and the Investment Adviser’s responsiveness to any concerns raised by them. The Trustees considered the Investment Adviser’s responsibilities with regard to brokerage selection and best execution and noted that the Investment Adviser participated in a “soft dollar” arrangement, which benefited the Investment Adviser and its clients, including the Fund. Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature and quality of the services that the Investment Adviser provides to the Fund.
Investment Performance of the Fund and the Investment Adviser
For purposes of this discussion all references to Fund performance will relate to the Fund’s Institutional Class of shares. The Institutional Class of shares represents the Fund’s oldest and largest class of shares. Please keep in mind the performance of the

STRALEM EQUITY FUND
APPROVAL OF THE CONTINUANCE OF THE
INVESTMENT ADVISORY AGREEMENT
 (Unaudited) (Continued)

Adviser Class will be less than that of the Institutional Class due to the differences in the respective classes operating expenses. This is primarily attributable to the Adviser Class’s Rule 12b-1 distribution fee of 0.25%.
The Trustees received and reviewed comparative performance data derived from Morningstar, Inc. on the universe of Large Cap Blend funds, Large Cap Growth funds and Large Cap Value funds, and a selected group taken from the universe of Large Cap Blend funds (“Custom Group” and collectively the “Morningstar Groups”) and the S&P 500 Index. The Custom Group consisted of all actively managed no-load funds with assets between $250 million and $500 million in the Large Cap Blend category, and excluded Index funds. The Board considered that, for the one- and five-year periods ended December 31, 2013, the Fund’s average annual total returns were lower than the average and median returns for the Morningstar Groups. The Board further considered that for the three-year period, the Fund’s average annual total returns were lower than the average and median returns of the Custom Group and the median return of the Large Cap Blend funds category, but the Fund’s average annual total returns were higher than the Large Cap Blend funds category average return. The Board also considered that for the ten-year period return, the Fund’s average annual total returns were higher than the median and average returns of the Morningstar Groups. The Board considered that for the one-, three- and five-year periods ended December 31, 2013 the Fund’s average annual total returns trailed that of the S&P 500 Index, but the Fund’s average annual total returns for the ten-year period exceed that of the S&P 500 Index.
The Trustees also considered comparative information on the performance of the Adviser’s Large Cap Equity Strategy Composite, noting that the Fund’s performance outperformed the Composite for the one-year period, but then underperformed the Composite for the five- and ten-year periods ended December 31, 2013. The Trustees considered the performance differences between the Fund and the Composite, noting that, based on discussions with the Adviser, these differences were primarily attributed to the Fund’s performance calculation which is net of advisory fees and other operating expenses while the Composite’s performance is net of advisory fees only. The Trustees concluded that the Fund’s performance was satisfactory.
Advisory Fees and Expense Ratios
The Trustees reviewed the contractual advisory fee rate paid by the Fund to the Investment Adviser and the Fund’s expense ratios. The Trustees acknowledged that the Fund’s contractual advisory fees were higher than most funds in the Morningstar Group. They noted that in an effort to remain competitive in the industry, the Investment Adviser instituted an expense cap in 2009 which will remain in effect until at least 2015. They considered that after the expense cap, the Fund’s total expense ratio for Institutional

STRALEM EQUITY FUND
APPROVAL OF THE CONTINUANCE OF THE
INVESTMENT ADVISORY AGREEMENT
 (Unaudited) (Continued)

Class shares was lower than the average and median expense ratios for funds included in the Morningstar Groups, and was comparable to the average and median expense ratios for Adviser Class shares.
The Trustees also reviewed the information about the services and fee rates offered to other clients of the Investment Adviser with the same portfolio strategy. The Trustees noted that the contractual advisory fees paid by the Fund to the Investment Adviser were higher than those paid by most of the Investment Adviser’s managed accounts, but with the expense cap, the Fund’s advisory fees were comparable to the average fee charged to other advisory clients. The Trustees considered that although the Fund was invested in the same portfolio strategy as the Investment Adviser’s managed accounts, there were additional services provided by the Investment Adviser to the Fund due to regulatory and legal obligations. They acknowledged that the Fund as a registered investment company, was more difficult, time consuming and expensive to manage. The Trustees concluded that even with the above considerations, the Fund’s advisory fees after the expense cap were comparable to the average advisory fees for the managed accounts.
The Trustees noted that they had been provided with all the information that they requested from the Investment Adviser on the fee arrangements. They determined that the advisory fee was not disproportionately large or excessive compared to the services rendered. The Trustees concluded that in light of all of the information they received, the detailed discussions with management and the overall level and quality of services rendered by the Investment Adviser, the fees paid by the Fund were reasonable.
Economies of Scale
The Trustees noted that the Fund’s contractual investment advisory fee schedule includes the following fee breakpoints wherein the advisory fee percentage will decline as the Fund’s assets increase:
• 1.25% of the first $50 million;
• 1.00% of the next $50 million; and
• 0.75% in excess of $100 million.
As a result of the expense cap in place, which creates a single expense ratio for each share class, the Trustees noted that the current investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees concluded that the current fee structure was fair and reasonable in light of the fee reductions and expense limitations that the Investment Adviser has in place that serve to limit the overall net expense ratio for each Class of shares at competitive levels. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from the fee reductions.

STRALEM EQUITY FUND
APPROVAL OF THE CONTINUANCE OF THE
INVESTMENT ADVISORY AGREEMENT
 (Unaudited) (Continued)

Financial Condition and Profitability of the Investment Adviser
The Trustees considered information provided by the Investment Adviser regarding its profitability in providing services to the Fund. The Trustees reviewed a draft of the Investment Adviser’s October 31, 2013 audited financial statements, the Investment Adviser’s total assets under management and a memorandum provided by the Investment Adviser regarding its profitability under the Advisory Agreement. The Trustees recognized that this data represents the Investment Adviser’s determination of its revenues, before and after fee reductions, from the contractual services provided to the Fund, less expenses of providing such services. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser and the types of funds it manages. Based on their review, the Trustees concluded that the Investment Adviser has the financial strength to satisfy its commitments to the Fund and that the profitability of the Investment Adviser was not excessive in light of the level and quality of services provided by the Investment Adviser.
Fall-out benefits
The Trustees discussed the potential fall-out benefits realized by the Investment Adviser arising out of its relationship with the Fund. It was noted that the Investment Adviser receives research reports from one of the Fund’s executing brokers. The Trustees considered the Investment Adviser’s representation that the research received by the Investment Adviser benefits all of its clients, including the Fund. Based on their review, the Trustees concluded that the fall-out benefits received by the Investment Adviser were not excessive.
After consideration of the foregoing information, the Board, including a majority of the Independent Trustees, determined, in light of all relevant factors, that the continuance of the Advisory Agreement for an additional annual period was in the best interests of the Fund and its shareholders.

STRALEM EQUITY FUND
 ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES
A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request by calling toll free (866) 822-9555, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. The Fund’s proxy voting record for the most recent 12-month period ended June 30th is available from the SEC’s website at www.sec.gov or upon request by calling the Fund at (866) 822-9555.
QUARTERLY PORTFOLIO HOLDINGS
The Fund’s Forms N-Q containing a complete schedule of portfolio holdings as of the end of the first and third quarters of each fiscal year are available on the SEC’s website at http://www.sec.gov or are available upon request, without charge, by calling toll free at (866) 822-9555. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-(800) SEC-0338.
HOUSEHOLDING
The Fund will generally send only one copy of the summary prospectus, proxy material, annual report and semi-annual report to shareholders residing at the same “household.” This reduces Fund expenses which benefits all shareholders, minimizes the volume of mail you receive and eliminates duplicates of the same information. If you need additional copies of these documents, a copy of the prospectus or do not want your mailings to be “householded,” please send us a written request or call us toll free at (866) 822-9555.

STRALEM EQUITY FUND
 FUND OFFICERS AND TRUSTEES (Unaudited)

The Board is responsible for oversight of the Fund. The officers of the Trust are responsible for the day-to-day operations of the Fund. The table below sets forth information about the Trustees and executive officers of the Trust. Unless otherwise noted, each Trustee’s and officer’s address is 645 Madison Avenue, New York, New York 10022. Each Trustee and officer serves in that capacity until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor.
Name, Address and Year of Birth	Position(s) held with the Trust	Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee for the Past 5 Years
Independent Trustees
**Michael T. Rubin (1941)	Trustee/Lead Independent Trustee	Since 1998/Appointed Lead Independent Trustee in 2012	Retired.	1	N/A
Geoff Gottlieb (1959)	Trustee	Since 2010	Founder and director of Executive Wealth Management Limited (“EWM”), managing member of EWM LLC and a director of EWM Capital Limited. EWM’s primary business is the design and administration of global executive compensation and investment plans for major financial firms and corporations.	1	N/A
David J. Koeppel (1958)	Trustee	Since 2011	President of The First Republic Corporation of America, Inc., a full service real estate company, from 2011 to present. Manager Member/Partner of Koeppel Companies LLC, a full service real estate management company, from 2001 to 2011.	1	N/A

STRALEM EQUITY FUND
 FUND OFFICERS AND TRUSTEES (Unaudited) (Continued)

Name, Address and Year of Birth	Position(s) held with the Trust	Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee for the Past 5 Years
Edward A. Kuczmarski (1949)	Trustee/Audit Committee Chairman	Since March, 2014	Certified Public Accountant and retired Partner of Crowe Horwath LLP (formerly Hays & Company before merger in 2009) from 1980 to April 2013.	1	Independent Director/Trustee of Reich & Tang Funds; Independent Director of ISI Funds; and Independent Director of Brookfield Investment Management Funds
Interested Trustee
*Andrea Baumann Lustig (1959)	Trustee and President	Trustee Since 2011; Officer since 2008	Vice President of the Adviser and Director of Private Client Asset Management.	1	N/A

STRALEM EQUITY FUND
 FUND OFFICERS AND TRUSTEES (Unaudited) (Continued)

Name, Address and Year of Birth	Position(s) held with the Trust	Length of Time Served**	Principal Occupation During Past Five Years
Executive Officers
Hirschel B. Abelson (1933)	Senior Assistant Treasurer	Since 1989	President and Director of the Adviser.
Mark J. Seger 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246 (1962)	Treasurer	Since 2008	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.
Philippe T. Labaune (1968)	Vice President	Since 1997	Vice President of the Adviser and Trader.
Adam S. Abelson*** (1968)	Vice President	Since 2001	Vice President of the Adviser and Senior Portfolio Manager.
Wade R. Bridge 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246 (1968)	Secretary	Since June 2011; Assistant Secretary from 2008-2011	Vice President of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.
Joann Paccione (1957)	Chief Compliance Officer, Senior Assistant Secretary and Senior Assistant Treasurer	Chief Compliance Officer since 2004; Senior Assistant Secretary and Senior Assistant Treasurer since 1990	Chief Compliance Officer of the Adviser.

*	Interested person, as defined in the 1940 Act, by reason of relationship as control person, officer and director of the Adviser.

**	Includes service as a director or officer of Stralem Fund, Inc., a Delaware corporation and the Trust’s prior corporate identity.

***	Adam S. Abelson is the son of Hirschel B. Abelson.

STRALEM EQUITY FUND

INVESTMENT ADVISER
Stralem & Company Incorporated
645 Madison Avenue
New York, NY 10022
Telephone (212) 888-8123
 Fax (212) 888-8152

This report is prepared for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors in the Fund unless it is preceded or accompanied by a current summary prospectus and/or prospectus which each describe the Fund’s objectives, risks, policies, expenses and other important information. Investors are advised to read the summary prospectus and/or prospectus carefully before investing. Past performance is not indicative of future results. Current performance may be lower or higher than the data contained herein. For performance information current through the most recent month end, please visit the Fund’s website at www.stralemfund.com or call toll-free (866) 822-9555. The Fund can suffer losses as well as gains.

Privacy Notice
FACTS	WHAT DOES STRALEM FUND DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
▪  Social Security number and Transaction history
▪  Account Balances and Account transactions
▪  Assets and Wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their your personal information; the reasons Stralem Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Stralem Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 866-822-9555 or go to www.stralemfund.com

Who we are
Who is providing this notice?	Stralem Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does Stralem Fund protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal info.

How does Stralem Fund collect my personal information?
We collect your personal information, for example, when you
▪  Open an account or Provide account information
▪  Give us your contact info. or Show your government-issued I.D.
▪  Make a wire transfer
We also collect your personal information from other companies
(ie. brokers, custodians, etc).

Why can’t I limit all sharing?
Federal law gives you the right to limit only
▪  sharing for affiliates’ everyday business purposes—information about your creditworthiness
▪  affiliates from using your information to market to you
▪  sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Stralem & Company Incorporated, the investment adviser to Stralem Fund, is an affiliate.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ▪ Stralem Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Stralem Fund does not jointly market.

Item 2.	Code of Ethics.
Not required
Item 3.	Audit Committee Financial Expert.
Not required
Item 4.	Principal Accountant Fees and Services.
Not required
Item 5.  Audit Committee of Listed Registrants.
Not applicable
Item 6.	Schedule of Investments.
(a)	Not applicable [schedule filed with Item 1]
(b)	Not applicable
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable
Item 10.	Submission of Matters to a Vote of Security Holders.
The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.
Item 11.	Controls and Procedures.
(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.
(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.
File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Not required
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto
(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable
(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant)      Stralem Fund
By (Signature and Title)*		/s/ Andrea Baumann Lustig
Andrea Baumann Lustig, President

Date	June 26, 2014
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By (Signature and Title)*		/s/ Andrea Baumann Lustig
Andrea Baumann Lustig, President

Date	June 26, 2014

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	June 26, 2014
*	Print the name and title of each signing officer under his or her signature.